                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


[X] Filed by registrant

[ ] Filed by a party other than the registrant


Check the appropriate box:
[X] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-12

                                  LANGER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                        ---------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    5) Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:

    ----------------------------------------------------------------------------
    2) Form, schedule or registration statement No.:

    ----------------------------------------------------------------------------
    3) Filing party:

    ----------------------------------------------------------------------------
    4) Date filed:

    ----------------------------------------------------------------------------

                                  LANGER, INC.

                                450 COMMACK ROAD
                            DEER PARK, NEW YORK 11729

                                  May ___, 2002

To Our Shareholders:

         On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders to be held on Wednesday, June 19, 2002, at 11:00 A.M., local time, at the Company's executive offices at 450 Commack Road, Deer Park, NY 11729.

         The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

         A copy of the Company's annual report for the ten-month period ended December 31, 2001 is included herewith.

         REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE ANNUAL MEETING.


                                                        Cordially,

                                                        LANGER, INC.


                                                        Andrew H. Meyers
                                                        President and
                                                        Chief Executive Officer

                                  LANGER, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 2002

To Our Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders, and any adjournments or postponements thereof (the "Meeting"), of Langer, Inc., a New York corporation (the "Company"), which will be held on Wednesday, June 19, 2002 at 11:00 A.M., local time, at the Company's executive offices at 450 Commack Road, Deer Park, NY 11729, for the following purposes:

          1. To elect five members to serve on the Board of Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified (Proposal 1);

          2. To approve a proposal to reincorporate the Company under the laws of the State of Delaware by merging the Company with and into a newly formed wholly-owned subsidiary of the Company incorporated in the State of Delaware, as described in the accompanying Proxy Statement (Proposal 2);

          3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2002 (Proposal 3); and

          4. To transact such other business as may properly be brought before the Meeting.

     Shareholders of record at the close of business on May 15, 2002 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the ten-month period ended December 31, 2001 is included herewith.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

                                              By order of the Board of Directors


                                              Steven Goldstein
                                              Secretary

May ___, 2002

                                  LANGER, INC.
                                450 COMMACK ROAD
                            DEER PARK, NEW YORK 11729

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS


                                  TO BE HELD ON

                                  JUNE 19, 2002

                                  INTRODUCTION

PROXY SOLICITATION AND GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock, par value $0.02 per share (the "Common Stock"), of Langer, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Shareholders to be held on Wednesday, June 19, 2002 at the Company's executive offices at 450 Commack Road, Deer Park, NY 11729, at 11:00 A.M., local time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to shareholders on or about May [__], 2002.

     At the Meeting, holders of Common Stock (the "Shareholders") will be asked:

          1. To elect five members to serve on the Board of Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified (Proposal 1);

          2. To approve a proposal to reincorporate the Company under the laws of the State of Delaware by merging the Company with and into a newly formed wholly-owned subsidiary of the Company incorporated in the State of Delaware, as described herein (the "Reincorporation") (Proposal 2).

          3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2002 (Proposal 3); and

          4. To transact such other business as may properly be brought before the Meeting.

     The Board of Directors has fixed the close of business on May 15, 2002 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

     Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), FOR the approval of the reincorporation of the Company under the laws of the State of Delaware (Proposal 2), and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors (Proposal 3). A Shareholder who so desires may revoke its proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Secretary); (ii) duly executing and delivering a proxy bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

     A Shareholder may designate a person or persons other than those persons designated on the Proxy Card to act as the Shareholder's proxy. The shareholder may use the Proxy Card to give another person authority by striking out the names appearing on the Proxy Card, inserting the name(s) of another person(s) and delivering the signed card to such person(s). The person(s) designated by the shareholder must present the signed Proxy Card at the meeting in order for the shares to be voted.

     Where the Shareholder is not the record holder, such as where the shares are held through a broker, nominee, fiduciary or other custodian, the Shareholder must provide voting instruction to the record holder of the shares in accordance with the record holder's requirements in order to ensure the shares are properly voted.

     The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy, or their substitutes, will vote in accordance with their discretion on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE; QUORUM

     Only Shareholders as of the close of business on May 15, 2002 (the
"Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were [4,200,922] shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management." The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of Common Stock entitled to vote constitute a quorum for this Meeting.

REQUIRED VOTES

     The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company's Common Stock entitled to vote is necessary to approve the Reincorporation of the Company as a Delaware corporation (Proposal 2). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval and ratification of the appointment of independent auditors (Proposal 3).

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have submitted executed Proxy Cards but have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and, along with Shares as to which a shareholder abstains from voting, will be counted for purposes of determining whether there is a quorum.

     Votes at the Meeting will be tabulated by an inspector of elections appointed by the Company or the Company's transfer agent. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of holders of at least two-thirds of the outstanding shares of the Company's Common Stock entitled to vote is necessary to approve the Reincorporation of the Company as a Delaware corporation (Proposal 2), "broker non-votes" and abstentions will have the same effect as a vote against the proposed Reincorporation. Since the affirmative vote of a majority of the votes cast is necessary for the ratification of the appointment of the independent auditors (Proposal 3), abstentions will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

PROXY SOLICITATION

     The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Shareholders by mail, telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

     IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY PRIOR TO THE VOTE. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.


                                CHANGE IN CONTROL

     Effective February 13, 2001, Andrew H. Meyers, Greg Nelson and Langer Partners LLC, and its designees ("Offerors"), acquired a controlling interest in the Company when they purchased 1,362,509 validly tendered shares of the Company at $1.525 per share, or approximately 51% of the then outstanding Common Stock of the Company, under the terms of a December 27, 2000 Tender Offer Agreement (the "Tender"). The aggregate purchase price paid by the Offerors in the Tender was $2,077,826, all of which, to the Company's knowledge, was funded through working capital or personal funds. Pursuant to the terms of the Tender, the Offerors were granted 180 day options to purchase up to 1,400,000 shares of the Company's Common Stock, with an initial exercise price of $1.525 per share, rising up to $1.60 per share (the "Options"). Upon the closing of the Tender, the Board of Directors of the Company resigned in favor of Andrew H. Meyers (President and Chief Executive Officer), Burtt Ehrlich (Chairman of the Board), Jonathan R. Foster, Greg Nelson and Arthur Goldstein. In consideration of such persons acting as directors, the Company issued 30,000 options to each of the four new outside members of the Board of Directors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, certain information regarding beneficial ownership of our Common Stock by (i) each person or entity who is known to us owning beneficially 5% or more of our Common Stock, (ii) each of our directors and nominees for directors, (iii) each of our executive officers and (iv) all executive officers, directors and nominees for director as a group. Unless otherwise indicated, each of the shareholders shown in the table has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o 450 Commack Road, Deer Park, New York 11729.


                                             SHARES BENEFICIALLY
NAME AND ADDRESS                                    OWNED(1)           PERCENT

Langer Partners LLC                             1,591,856(2)             37.0%
Andrew H. Meyers                                  960,913(3)             22.6%
Gregory R. Nelson                                 227,721(4)              5.4%
Burtt R. Ehrlich                                  201,474(4)(5)           4.8%
Arthur Goldstein                                   62,787(4)              1.5%
Jonathan R. Foster                                128,360(4)              3.0%
Steven Goldstein                                   46,338(6)              1.1%
Anthony J. Puglisi                                      0                  *
Ronald E. Buron                                         0                  *
All officers, directors and nominees            1,627,593(3)(4)(5)(6)    36.9%
as a group (8 persons)

------------------------------

*  Less than 1%

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any share of Common Stock that such person has the right to acquire within 60 days.
(2) Includes 100,000 options granted to Kanders & Co. Inc. exercisable immediately. Warren B. Kanders is the sole voting member and sole manager of Langer Partners LLC and the sole shareholder of Kanders & Co. Inc.
(3) Includes 58,333 shares issuable under stock options exercisable within sixty days.
(4) Includes 30,000 options granted to each of the four outside directors, which are immediately exercisable.
(5) Includes 46,600 shares held in trust by Mrs. Burtt Ehrlich as Trustee for David Ehrlich and 33,400 shares held in trust by Mrs. Burtt Ehrlich as Trustee for Julie Ehrlich as to which Mr. Ehrlich disclaims beneficial ownership.
(6) Includes 26,666 shares issuable under stock options exercisable within sixty days.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Company shall have between three and seven directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors pursuant to the By-laws of the Company, is five.

     Directors of the Company are elected annually at the annual meeting of shareholders. Their terms of office continue until the next annual meeting of shareholders and until their successors have been elected and qualified in accordance with the Company's By-laws. There are no family relationships among any of the directors or executive officers of the Company.

     Unless otherwise specified, each proxy received will be voted for the election as directors of the five nominees named below to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified.

     Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the By-laws of the Company.

     The following persons have been nominated as directors:

     BURTT R. EHRLICH, 62, has been non-executive Chairman of the Board and a Director of the Company since February 13, 2001. He has served as a director of Armor Holdings, Inc. since January 1996. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992 and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

     ANDREW H. MEYERS, 45, has been the President and Chief Executive Office and a Director of the Company since February 13, 2001, and an employee from December 28, 2000 as an advisor to the Board of Directors since December 2000. He has been an executive in the orthotics industry since 1979. From March 1992 to December 1996, Mr. Meyers was the President and Chief Executive Officer of Advanced Orthopedic Technologies, Inc. ("AOTI"), a publicly held company which, during such period, grew from annual revenues of approximately $5 million in 1992 to approximately $18 million in 1996. In December 1996, AOTI was acquired by NovaCare Orthotics and Prosthetics, Inc. and Mr. Meyers supervised its integration into NovaCare, and, from December 1996 until July 1999, Mr. Meyers served NovaCare in various executive positions, most recently being Executive Vice President of Sales and Marketing. When NovaCare sold its orthotics and prosthetics business to Hanger Orthopedic Group in July 1999, Mr. Meyers became Hanger's Executive Vice President of Marketing, Public Relations and Strategic Planning. In September

2000, Mr. Meyers resigned from Hanger to pursue his strategy of acquiring a company in the musculoskeletal industry.

     JONATHAN R. FOSTER, 44, has been a Director of the Company since February 13, 2001. He joined Howard Capital Management in 1994 as President. In addition to overseeing the firm's operations and strategic development, he manages the portfolios of numerous individuals and families. Mr. Foster also is responsible for managing Howard Capital Management's West Coast operations. With two decades of experience in finance and wealth management, Mr. Foster previously was managing general partner of Jonathan R. Foster & Co., LP, a private investment boutique he founded in 1987. Prior to that, he was an associate director of Bear, Stearns & Co., LP. Mr. Foster's earlier finance experience includes positions at Edelman Group and Oppenheimer & Company. Mr. Foster is a director of Troma Entertainment, Inc. He received his BA in Political Science from the University of Pennsylvania.

     ARTHUR GOLDSTEIN, 70, has been a Director of the Company since February 13, 2001. He is President of AGA Associates, investment advisors founded in 1986. Prior to that, Mr. Goldstein was a financial advisor at several brokerage firms. His management experience includes President of Butler Industries, Div. of Safeguard Ind. (SFE, NYSE), and Chairman of Rudor Industries, a multi-division service organization. He was also Chairman of Gerber Industries, designers of department store interiors, from 1980 to 1983. Mr. Goldstein received his BS in Management from Rensselaer Polytechnic Institute. He was also a trustee of New York Medical College and a member of the Young Presidents Organization.

     GREG NELSON, 52, has been a Director of the Company since February 13, 2001. He was a co-founder of DonJoy Orthopedics, a sports medicine knee brace company, which today is called dj Orthopedics. As President, he helped grow the company from a start-up operation to annual sales of over $70 million. DonJoy was sold in 1987 to Smith+Nephew, a British-based healthcare company. Mr. Nelson is currently Chairman of BREG, Inc., which he helped co-found in 1990. BREG is a diverse orthopedic company with product lines including cold therapy, pain care products, knee bracing and soft goods.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.


 INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS, BOARD COMMITTEES AND
                             DIRECTOR COMPENSATION

     During the ten-month period ended December 31, 2001, the Board of Directors held four meetings. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee. During the ten-month period ended December 31, 2001, all of the directors in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served.

AUDIT COMMITTEE

     The functions of the Audit Committee are, among other things, to consult with the Company's internal accountants and independent auditors to review the Company's financial statements and ascertain compliance with appropriate audit procedures. The Audit Committee consisted of Arthur Goldstein (Chairman), Burtt
R. Ehrlich, and Jonathan R. Foster. The members of the Audit Committee are independent within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. The Audit Committee met two times during the ten-month period ended December 31, 2001. The Audit Committee is governed by a written charter approved by the Board of Directors.

COMPENSATION COMMITTEE

     The functions of the Compensation Committee are, among other things, to be responsible for devising, implementing, and administering all of the compensation programs adopted for the benefit of the Company's employees, officers, and directors. The Compensation Committee consisted of Jonathan R. Foster (Chairman), Andrew H. Meyers, and Greg Nelson. The Compensation Committee met one time during the ten-month period ended December 31, 2001.

NOMINATING COMMITTEE

     The functions of the Nominating Committee are to identify, evaluate and nominate officers and directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. The names of such nominees should be forwarded to Burtt R. Ehrlich, Chairman of the Committee, at 450 Commack Road, Deer Park, New York 11729, who will submit them to the committee for its consideration. The Nominating Committee consisted of Burtt R. Ehrlich (Chairman), Jonathan R. Foster, and Andrew H. Meyers. The Nominating Committee did not meet during the ten-month period ended December 31, 2001.

COMPENSATION OF DIRECTORS

     Directors who are not executive officers of the Company are compensated through the issuance of stock and stock options. However, during the ten-month period ended December 31, 2001, the directors who are not executive officers did not receive any stock or stock options. Mr. Ehrlich also receives annual compensation of $10,000 for his services as non-executive Chairman of the Board. All Directors are reimbursed for their out-of-pocket expenses in connection with their attendance at meetings.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) has been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) has been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; or (iv) has been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, which judgment or other finding has not been reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1. The Audit Committee has reviewed and discussed with management the audited financial statements for the ten-month period ended December 31, 2001.

2. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees).

3. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed Deloitte & Touche LLP's independence with Deloitte & Touche LLP.

4.   Based on the reviews and discussions referred to in paragraphs (1) through
     (3) above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the ten-month period ended December 31, 2001 be included in the Company's Annual Report and Form 10-K for filing with the Securities and Exchange Commission.

                                             Respectfully submitted,

                                             Arthur Goldstein (Chairman)
                                             Burtt R. Ehrlich
                                             Jonathan R. Foster

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the Company's independent auditors, for professional services rendered for the audit of the Company's annual financial statements for ten-month period ended December 31, 2001 and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q for the ten-month period ended December 31, 2001 were $96,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Deloitte and Touche LLP did not bill the Company for any professional services rendered for information technology services relating to financial information system design and implementation for the ten-month period ended December 31, 2001.

ALL OTHER FEES

     Deloitte & Touche LLP billed the Company $45,000 for the ten month period ended December 31, 2001 for services rendered in connection with the offering of the Company's 4% convertible subordinated notes due August 31, 2006.

     The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining their independence.


                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the name, age and position of each of the Company's executive officers and significant employees as of April 20, 2002. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.


NAME                                      AGE                                  POSITION
----                                      ---                                  --------

Burtt R. Ehrlich                          62       Non-executive Chairman of the Board of Directors
Andrew H. Meyers                          45       President and Chief Executive Officer
Anthony J. Puglisi                        53       Vice President and Chief Financial Officer
Steven Goldstein                          36       Vice President and Secretary
Ronald E. Buron                           47       Vice President of Sales


     See the table of nominees for election as directors for biographical data with respect to Messrs. Ehrlich and Meyers.

     ANTHONY J. PUGLISI has been Vice President and Chief Financial Officer of the Company since April 15, 2002. Prior to joining the Company, Mr. Puglisi was Senior Vice President and Chief Financial Officer of Netrex Corporation, from September 2000 to October 2001. Mr. Puglisi was Executive Vice President and Chief Financial Officer of Olsten Corporation from 1993 to 2000, President of IMC Magnetics Corp. from 1989 to 1993, and Vice President and Chief Financial Officer of IMC Magnetics Corp. from 1979 to 1989. Mr. Puglisi is currently a member of the board of directors of China Products of North America and the Arthritis Foundation- Long Island Chapter.

     STEVEN GOLDSTEIN has been a Vice President and Secretary of the Company since February 13, 2001 and an employee of the Company since December 28, 2000. Mr. Goldstein was a Vice President of Clinical Sales and Marketing for Hanger
Orthopedic Group, a national provider of orthotic and prosthetic services, since July 1999. In June 1999, Hanger acquired NovaCare's Orthotics and Prosthetics Division, where he served as Director, Clinical Sales and Marketing. In 1996, NovaCare acquired Advanced Orthopedic Technologies where he served as Regional Director of Patient Care Facilities. In 1996, Advanced Orthopedic Technologies acquired Med-Tech Orthotics and Prosthetics, a private organization, where he served as President and Chief Executive Officer.

     RONALD E. BURON has been Vice President of Sales of the Company since November 1, 2001. From 1992 through 2001, Mr. Buron held a variety of positions with Fusion Sales, a General Electric sales channel partner, most recently as general manager.

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation paid or awarded by the Company to the Chief Executive Officer and our other most highly compensated executive officers whose annual salary and bonus during 2001 exceeded $100,000 (collectively, the "Named Executive Officers").


                               ANNUAL COMPENSATION

                               FISCAL                                                                     LONG-TERM COMPENSATION:
NAME AND                       YEAR                    SALARY              BONUS               OTHER       COMMON STOCK UNDERLYING
PRINCIPAL POSITION             ENDED(4)                  $                   $                   $                OPTIONS (#)
------------------             --------                  --                  --                 ---              -----------

Andrew H. Meyers               Dec. 31, 2001          145,132              93,000               (3)                  -0-
  President and Chief          Feb. 28, 2001            6,731(1)              -0-               (3)             175,000
  Executive Officer

Steven Goldstein               Dec. 31, 2001          117,686(2)           30,000               (3)                  -0-
  Vice President and           Feb. 28, 2001              -0-                 -0-               (3)              80,000
  Secretary

(1) Mr. Meyers' employment commenced on December 28, 2000 in an unpaid capacity as an advisor to the Board of Directors, and his official duties as President and Chief Executive Officer, and his compensation, commenced on February 13, 2001.
(2)  Mr. Goldstein's employment commenced February 13, 2001.
(3)  Less than 10% of the total annual salary and bonus.
(4)  The fiscal period ended December 31, 2001 is comprised of only ten months.

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2001 AND 2001 FISCAL YEAR END OPTION VALUES

     The table below sets forth information regarding unexercised options held by the Company's Named Executive Officers as of December 31, 2001. No options were exercised by the Company's executive officers during the ten-month period ended December 31, 2001.

                          NUMBER OF SHARES OF COMMON STOCK UNDERLYING
                                UNEXERCISED OPTIONS AT FISCAL                  VALUE OF UNEXERCISED IN-THE-MONEY
NAME                                        YEAR END                              OPTIONS AT FISCAL YEAR END (1)
                              EXERCISABLE             UNEXERCISABLE            EXERCISABLE           UNEXERCISABLE
Andrew H. Meyers                   58,333               116,667                  $345,623              $691,252
Steven Goldstein                   26,666               53,334                   $157,996              $316,004


(1) The closing bid price of the Company's Common Stock as reported by NASDAQ on December 31, 2001 was $7.45. Value is calculated on the difference between the option exercise price of in-the-money options and $7.45, multiplied by the number of shares of Common Stock underlying the option.

EMPLOYMENT AGREEMENTS

     As of December 28, 2000, the Company entered into an Employment Agreement with Andrew H. Meyers that provides that he will serve as President and Chief Executive Officer for a three-year term that will expire December 31, 2003, subject to early termination as described below. The agreement provides for a base salary of $175,000. Mr. Meyers also received options under 1992 Stock Option Plan effective as of December 28, 2000 to purchase 175,000 shares of Common Stock at an exercise price per share equal to $1.525. These options vest over a period of three years from the date of grant. Pursuant to his employment agreement, Mr. Meyers may be entitled, at the discretion of the Compensation Committee of the Board, to participate in the other option plans and other bonus plans the Company has adopted based on his performance and the Company's overall performance. The Company is required to purchase $1 million of life insurance payable to a beneficiary designated by Mr. Meyers. The Company also has the right to purchase $5 million of key-man life insurance on Mr. Meyers' life. A "change in control" of the Company will allow Mr. Meyers to terminate his employment agreement and to receive payment of $300,000 over a period of one year in addition to any accrued but unpaid obligations of the Company, as well as the vesting of all 175,000 options granted to him under the employment agreement. Mr. Meyers will also be entitled to such payment and the acceleration of such vesting on the 175,000 options upon the termination of his employment agreement by the Company without cause. Such 175,000 options will terminate in the event that Mr. Meyers' employment agreement is terminated by the Company for cause. Mr. Meyers has also agreed to certain confidentiality and non-competition provisions and subject to certain exceptions and limitations, to not sell, transfer or dispose of the shares of Common Stock of options for the purchase of Common Stock of the Company owned by him until December 31, 2003.

     As of December 28, 2000, the Company entered into an Employment Agreement with Steven Goldstein that provides that he will serve as Vice President for a three-year term expiring December 31, 2003, at a base salary of $140,000 for the first year, $155,000 for the second year and $165,000 for the third year. In addition to his base salary, Mr. Goldstein received options under the

1992 Stock Option Plan effective as of December 28, 2000 to purchase 80,000 shares of Common Stock at an exercise price per share equal to $1.525. These options vest over a period of three years from the date of the grant. Pursuant to his employment agreement, Mr. Goldstein will be entitled, at the discretion of the Compensation Committee of the Board, to participate in the incentive stock option plan and other bonus plans the Company has adopted based on his performance and the Company's overall performance. Additionally, the Agreement provides for a $50,000 signing bonus, of which $30,000 was paid immediately and $20,000 was paid on February 13, 2002, and for a guaranteed minimum bonus of $10,000 per year for each of the three years of the contract, provided that Mr. Goldstein has not voluntarily terminated this Agreement without "Good Reason" or that the Company has not terminated the Agreement for cause. In the event of termination of Mr. Goldstein's employment for Good Reason or disability, all unvested remaining options will vest immediately. Such 80,000 options will terminate in the event that Mr. Goldstein's employment agreement is terminated by the Company for cause. Mr. Goldstein has agreed to certain confidentiality and non-competition provisions, and to not sell, transfer or dispose of the 80,000 options (and underlying shares) granted to him under his employment agreement until December 31, 2003.

     As of December 3, 2001, the Company entered into an Employment Agreement with Ronald E. Buron that provides that he will serve as Vice President of Sales for a three-year term expiring December 31, 2004 at an annual salary of $120,000. In addition to his salary, Mr. Buron received options under the 2001 Stock Incentive Plan effective as of December 3, 2001 to purchase 75,000 shares of Common Stock at an exercise price equal to $6.50 per share. These options vest and become exercisable three years from the date of grant. Pursuant to his employment agreement, Mr. Buron will be entitled, at the discretion of the Compensation Committee of the Board, to participate in the bonus plan the Company has adopted based on his performance and the Company's overall performance. Mr. Buron has agreed to certain confidentiality and non-competition provisions.

     As of April 15, 2002, the Company entered into an Employment Agreement with Anthony J. Puglisi that provides that he will serve as Vice President and Chief Financial Officer of the Company for a three year term expiring April 15, 2005. The agreement provides for a base salary of $175,000. Mr. Puglisi also received options under the Company's 2001 Stock Incentive Plan to purchase 90,000 shares of Common Stock at an exercise price per share equal to $8.07. These options vest over a period of three years from the date of grant. Pursuant to his employment agreement, Mr. Puglisi may be entitled, at the discretion of the Compensation Committee of the Board, to participate in the bonus plan the Company has adopted based on his performance and the Company's overall performance. A "change in control" of the Company will allow Mr. Puglisi to terminate his employment agreement and to receive payment of one year's salary paid over a period of one year in addition to any accrued but unpaid bonus, as well as the vesting of all 90,000 options granted to him under the employment agreement. Mr. Puglisi will also be entitled to such payment and the acceleration of such vesting on the 90,000 options upon the termination of his employment agreement by the Company without cause. Such 90,000 options will terminate in the event that Mr. Puglisi's employment agreement is terminated by the Company for cause. Mr. Puglisi has also agreed to certain confidentiality and non-competition provisions.

OFFICER BONUS AND SEVERANCE AGREEMENTS

     As an incentive to the Company's executive officers prior to the Tender who were not Directors (Daniel J. Gorney, President and CEO; Thomas G. Archbold, Chief Financial Officer; and Ronald Spinelli, Vice President of Operations) to remain in the employ of the Company through the closing of the Tender and to assist in the transition period following the Closing, the Company agreed to pay stay bonuses to such executives if certain performance targets are met at the month end preceding the Closing of the Tender. Such bonuses were up to $20,000 for Mr. Gorney, $20,000 for Mr. Archbold and $25,000 for Mr. Spinelli, with minimum guaranteed bonuses to Messrs. Archbold and Spinelli of $5,000 each. To receive such bonus, such individuals were required to remain in the employ of the Company for 90 days following the Closing of the Tender. The only bonuses due and payable are the minimum bonuses which have not yet been paid. Langer will provide three months base salary as a severance payment to Messrs. Archbold and Spinelli if they are terminated without cause within six months of the Closing of the Tender. Mr. Spinelli's employment was terminated and he was paid three months severance in March 2001. The Company committed to continue to employ Mr. Gorney, and Mr. Gorney committed to remain employed with the Company, for three months after the Closing of the Offer; thereafter Mr. Gorney was entitled to receive three months base salary as a severance payment.

         REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

COMPENSATION POLICY

     The policy of the Compensation Committee is to determine or recommend compensation of the Company's officers reflecting the contribution of such officers to growth in revenue and earnings, to implement strategic compensation plans consistent with long term growth objectives of the Company and to enhance stockholder value. Contributions to specific corporate objectives are evaluated in setting compensation policy, including growth in revenue and earnings, the development of new business opportunities, and other strategic initiatives. The Company's compensation program consists of base salary, bonus and long-term incentive compensation comprised of the award of stock options and restricted stock under the Company's 1992 Stock Option Plan and 2001 Stock Incentive Plan. Compensation decisions, other than base compensation for executive officers with multi-year contracts, are generally made on a calendar year basis.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND PRESIDENT

     During the year ended December 31, 2001 (which consisted of only 10 months commencing March 1, 2001, because of a change in the Company's fiscal year), the Chief Executive Officer of the Company received, in addition to the compensation payable under his employment agreement with the Company (see "Employment Agreements"), a cash bonus of $93,000 which was awarded by the Board of Directors upon the recommendation of the Compensation Committee (with Mr. Meyers recused) based upon the Company's completion of a sale of convertible subordinated notes for an aggregate of approximately $14.6 million and the completion of the realignment of the Company's management team and operations to position the Company for growth.


                                                Respectfully submitted,

                                                Jonathan R. Foster
                                                Andrew H. Meyers
                                                Greg Nelson


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Foster, Meyers, and Nelson served on the Compensation Committee in the ten months ended December 31, 2001. Mr. Meyers is the Company's President and Chief Executive Officer. During the ten months ended December 31, 2001, no executive officer of the Company (i) served as a member of the Compensation Committee (or other Board of Directors committee performing similar functions or, in the absence of any such committee, the Board of Directors) of another entity, one of whose executive officers served on the Company's Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on the Company's Compensation Committee, or (iii) served as member of the Compensation Committee (or other Board of Directors committee performing similar functions or, in the absence of any such committee, the Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

PERFORMANCE GRAPH

     The following graph compares the performance of an investment of $100 in the Company's Common Stock with the performance of an investment of $100 in the NASDAQ (U.S.) Index, for the period from January 1, 1997, through December 31, 2001. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                                     [GRAPH]

     The comparisons in the chart below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's common stock.


                 12/31/01    2/28/01     2/29/00     2/26/99     2/27/98     2/28/97
                 --------    -------     -------     -------     -------     -------
Langer, Inc.        426         286          97         107          81         100
NASDAQ (U.S.)       149         164         359         175         135         100

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     CONSULTING AGREEMENT WITH KANDERS & COMPANY, INC. In 2001, the Company entered into, a Consulting Agreement (the "Consulting Agreement") with Kanders & Company, Inc., the sole shareholder of which is Warren B. Kanders, the sole manager and voting member of Langer Partners LLC a principal shareholder of the Company. The Consulting Agreement provides that during its term Kanders & Company, Inc. will act as a non-exclusive consultant to the Company and will provide the Company with general investment banking and financial advisory services, including assistance in the development of a corporate financing and acquisition strategy. The Consulting Agreement provides for an initial term of three years. Pursuant to the Agreement, Kanders & Company, Inc. is to receive an annual fee of $100,000, and was granted options, exercisable immediately ("Consultant's Options") to purchase 100,000 shares of the Company at a price of $1.525 per share and reimbursement for out-of-pocket expenses. The Consulting Agreement indemnifies Kanders & Company, Inc., against any claims brought against the Company or Kanders & Company, Inc. arising out of activities undertaken by Kanders & Company, Inc. at the request of the Company. In addition, the Consulting Agreement provides for separate engagement letters in connection with specific transactions for which Kanders & Company, Inc. will provide additional services for the Company. Kanders & Company, Inc. agreed that, during the term of the Consulting Agreement and for a period of one year thereafter, it will not solicit or engage in any business competitive with the business of the Company or, subject to certain limitations, invest in or give financial support to any business competitive with that of the Company. In connection with the issuance of the Consultant's Options, the Company granted to Kanders & Company, Inc. certain compulsory, demand and "piggy-back" registration rights with respect to the securities issuable upon exercise of the Consultant's Options. The Consultant's Registration Rights Agreement contains certain covenants and agreements customary for such agreements, including an agreement by the Company to indemnify Kanders & Company, Inc. from certain liabilities under the Securities Act in connection with the registration of the securities underlying the Consultant's Options.

     LOAN TO STEVEN GOLDSTEIN. In April 2002, the Company made a full-recourse secured two-year term loan to Mr. Steven Goldstein, a Vice President and the Secretary of the Company, in the principal sum of $21,000, which bears interest at the rate of 4% per year, compounded quarterly. Interest and principal are payable in full on the due date, April 3, 2004. The loan is secured by a pledge of all Company Common Stock now owned or hereafter acquired by Mr. Goldstein. At the present time, Mr. Goldstein owns 19,672 shares of the Company's Common
Stock and has options to acquire an additional 80,000 shares of Common Stock. The loan may be prepaid in whole or in part at any time by Mr. Goldstein without penalty and must be repaid upon termination of his employment with the Company or the sale of any shares of the

Company's common stock owned by Mr. Goldstein, to the extent of the proceeds received upon any such sale.

                                 PROPOSAL NO. 2
                           REINCORPORATION IN DELAWARE

GENERAL

     On May ___, 2002, the Board of Directors unanimously approved, and recommends for Shareholder approval, the change of the Company's state of incorporation from New York to Delaware (the "Reincorporation"). The transaction will not result in any significant change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

     In order to effect the Company's Reincorporation in Delaware, the Company will be merged with and into Langer, Inc. ("New Langer"), a wholly-owned subsidiary of the Company to be incorporated in Delaware. Following the Reincorporation, New Langer will qualify to conduct business in New York as a foreign corporation. Pending the Reincorporation, New Langer will not engage in any activities except in connection with the proposed Reincorporation. The mailing address of its principal executive offices and its telephone number will be the same as those of the Company. As part of its approval and recommendation of the Company's Reincorporation in Delaware, the Board of Directors has approved, and recommends to the Shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement"), pursuant to which the Company will be merged with and into New Langer. The full texts of the Reincorporation Agreement, the Certificate of Incorporation (the "New Langer Certificate of Incorporation") and Bylaws (the "New Langer Bylaws") of New Langer, under which the Company's business would be conducted after the Reincorporation, are set forth as Appendices A, B and C, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Appendices and such Appendices should be read carefully in connection herewith.

     In the following discussion of the proposed Reincorporation, the term "Company" includes either or both the Company and New Langer, as the context may require, without regard to the state of incorporation.

     Upon Shareholder approval of the Reincorporation and the receipt by the Company of the required third party consents to the Reincorporation, if any, and upon the filing of appropriate certificates of merger by the Secretaries of State of the States of New York and Delaware, the Company will be merged with and into New Langer pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation from New York to Delaware. The Company will then be subject to the Delaware General Corporation Law ("DGCL") and the New Langer Certificate of Incorporation and the New Langer Bylaws. The effectiveness of the Reincorporation is conditioned upon the filing by both the Company and New Langer of Articles of Merger with the State of New York and a Certificate of Merger with the State of Delaware.

Upon the effective time of the Reincorporation, each outstanding share of Common Stock and each share of Common Stock held in the treasury of the Company will be automatically converted into one share of Common Stock of New Langer. Outstanding options to purchase shares of Common Stock will be converted automatically into options to purchase the same number of shares of Common Stock of New Langer, at the same exercise price and the same terms. Each employee stock plan and any other employee benefit plan to which the Company is a party, whether or not such plan relates to the Common Stock, will be assumed by New Langer and, to the extent any such plan provides for the issuance or purchase of Common Stock, it will be deemed to provide for the issuance or purchase of shares of Common Stock of New Langer.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

     The Board of Directors of the Company believes that the Reincorporation will provide flexibility for both the management and business of the Company. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment will enhance the Company's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major companies have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware companies, thereby providing greater predictability with respect to corporate legal affairs.

     Delaware law is more familiar to lenders and investors, and therefore may provide the Company with a more favorable legal environment in which to seek additional financing. Because Delaware corporate law is more predictable and familiar to lenders and investors than is New York corporate law, and because Delaware courts have substantially greater experience in handling matters of a corporate nature, the Board of Directors believes that changing the Company's domicile from New York to Delaware would make the Company more attractive to new and existing shareholders, lenders and investors. The Board of Directors also believes that the Reincorporation will provide flexibility for both the management and business of the resulting Company.

     The Board of Directors has determined that the most practical and economical means of reincorporating the Company in the State of Delaware would be through a reincorporation merger of the Company with and into a wholly-owned subsidiary of the Company incorporated in Delaware for such purpose. Merger with a wholly-owned subsidiary is the usual means of reincorporation in another jurisdiction, since it is inexpensive to accomplish and will qualify as a tax-free reorganization. Since a reincorporation merger is the usual and most practical and economical means of reincorporating the Company in Delaware, it was the only alternative considered by the Board of Directors.

DISSENTERS' RIGHTS

     Under the New York Business Corporation Law and the Delaware General Corporation Law (the "DGCL"), the Company's Shareholders are not entitled to dissenter's rights with respect to the Reincorporation or to demand appraisal of their shares as a result of the approval of the Reincorporation.

EFFECTS ON THE COMPANY

     Upon the effective date of the Reincorporation, the business and internal affairs of the Company will be governed by the DGCL. The New Langer Certificate of Incorporation provides greater limitations on the personal liability of directors to the Company and its Shareholders and expanded indemnification provisions. The Reincorporation will not result in a significant change in the business, assets or liabilities of the Company. If the Reincorporation Agreement is approved, the Board of Directors of the Company will be comprised of the same five members elected at the Meeting to comprise the Company's Board of Directors. The directors elected in connection with the current Proposal No. 1 for election of Company directors will serve until the next annual meeting of the Shareholders of the New Langer, or until their respective successors are elected and qualified. The New Langer Bylaws will continue to allow a minimum of 3 and a maximum of 7 directors, as provided for currently in the Company's Charter and Bylaws. Immediately after the Reincorporation, New Langer will also have the same executive officers as did the Company prior to the Reincorporation.

CAPITALIZATION

     The Company's current Certificate of Incorporation authorizes the issuance of a total of 10,250,000 shares, of which (i) 10,000,000 shares are common stock, par value $0.02 per share, and (ii) 250,000 shares are preferred stock, $1.00 par value, issuable in series and on such terms and with such relative rights, preferences and other terms as the Board of Directors may determine at the time of issuance of each series of preferred stock (such preferred stock being so-called "blank check" preferred stock). The New Langer Certificate of Incorporation authorizes the issuance of a total of 50,250,000 shares, of which
(i) 50,000,000 shares would be common stock, par value $0.02 per share, and (ii) 250,000 shares would be "blank check" preferred stock. At the present time, no shares of New Langer preferred stock or Company Preferred Stock are outstanding.

     The proposed increase in the authorized Common Stock would assure that an adequate supply of authorized, unissued shares is available for general corporate needs and to provide the Company with the necessary flexibility to issue stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining Shareholder approval of an amendment to the Charter at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed.

     The additional authorized shares of Common Stock may be used for such purposes as raising additional capital or the financing of an acquisition or business combination. Such shares would, however, be available for issuance without further action by the Shareholders, unless required by applicable law. The additional shares of Common Stock for which authorization is sought would be identical to the shares of the Common Stock of the Company now authorized. Holders of Common Stock do not have preemptive rights to subscribe for additional securities which may be issued by the Company. The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of Common Stock and may adversely affect the market price of the Common Stock. Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board of Directors in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The increase in the authorized shares of Common Stock has not, however, been proposed for an anti-takeover-related purpose and the Company has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock. Certain provisions of the Bylaws of both the Company and New Langer relating to the calling of special shareholders meetings could also have the effect of deterring takeover attempts because of the procedural provisions contained therein.

     This proposed increase in the authorized Common Stock is not part of any plan by the Company to adopt a series of amendments to its Charter or Bylaws so as to render the takeover of the Company more difficult. Moreover, the Company is not submitting this Proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

     The Company believes that the proposed increase in the number of authorized shares of Common Stock will provide several long-term advantages to the Company and its Shareholders. The passage of this Proposal will facilitate the Company to pursue acquisitions or enter into transactions which the Board of Directors believes provide the potential for growth and profit. If additional authorized shares are available, transactions dependent upon the issuance of additional shares will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain Shareholder authorization to provide for the shares necessary to consummate such transactions. The consummation of such transactions do not generally require the approval of Shareholders, however where the issuance of additional shares of Common Stock could, in the aggregate, equal or exceed 20% of the then outstanding shares of Common Stock of the Company, Shareholder approval may be required under applicable stock exchange or similar rules. The ability to issue shares, as the Board of Directors determines from time to time to be in the Company's best interests, will also permit the Company to avoid the extra expenses which would be incurred in holding special Shareholders meetings solely to approve an increase in the number of shares which the Company has the authority to issue.

     As of the effective time of the Reincorporation, all the outstanding Common Stock of the Company shall automatically become an equal number of shares of common stock of New Langer, and no shares of preferred stock of New Langer shall then be outstanding.

BLANK CHECK PREFERRED STOCK

     Both the Company and New Langer authorize the Board of Directors to issue shares of Preferred Stock in series with such preferences as designated at the time of issuance The Board of Directors of New Langer does not currently intend to seek stockholder approval prior to any issuance of shares of its Preferred Stock if the Reincorporation proposal is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to New Langer and its stockholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of New Langer and its then existing stockholders. The foregoing has been the policy of the Company's Board of Directors.

     At the present time, there are no classes or series of Preferred Stock issued or outstanding in the Company or New Langer, and none would be issuable as a result of the Reincorporation. The voting rights and other rights to be accorded to any unissued series of Preferred Stock of New Langer would be fixed by the Board of Directors of New Langer. Accordingly, if the Board of New Langer so authorizes hereafter in connection with an issuance of Preferred Stock, the holders of Preferred Stock may be entitled to vote separately as a class in a connection with approval of certain extraordinary corporation transactions or might be given a disproportionately large number of votes, including votes for the election of Directors. Such Preferred Stock could also be convertible into a large number of shares of common stock of New Langer under certain circumstances or have other terms that might make acquisition of a controlling interest in New Langer more difficult or more costly, including the right to elect additional directors to the Board of Directors of New Langer. Potentially, Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of New Langer. Also, Preferred Stock could be privately placed with purchasers who might side with the management of New Langer in opposing a hostile tender offer or other attempt to obtain control.

STOCK CERTIFICATES

     It will not be necessary for Shareholders of the Company to exchange their existing stock certificates for certificates of New Langer; outstanding stock certificates of the Company should not be destroyed or sent to the Company. After the Reincorporation, Shareholders of the Company may continue to make sales or transfers using their pre-Reincorporation stock certificates. New Langer will issue new certificates representing shares of New Langer common stock for transfers occurring after the Reincorporation. On request, New Langer will issue new certificates to anyone who holds pre-Reincorporation stock certificates. Any request for new certificates will be subject to normal stock transfer requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

TRANSFERABILITY OF SHARES

     Shareholders whose shares of Common Stock were freely tradable before the Reincorporation will own shares of New Langer that are freely tradable after the Reincorporation.

     Similarly, any Shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of New Langer that have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 promulgated under the Securities Act, those who hold New Langer stock certificates will be deemed to have acquired their shares on the date they originally acquired their pre-merger shares.

     After Reincorporation, New Langer will continue to be a publicly held company, and, like the Company's shares, shares of New Langer common stock will be traded on the NASDAQ Small Cap Market. New Langer will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a Shareholder. The Company strongly urges you to consult your tax advisors to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

     The following discussion sets forth the principal U.S. federal income tax consequences of the reincorporation to the Company's Shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular Shareholders based upon their individual circumstances or to Shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The following disclosure is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement (the "Code"), all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to the Company's Shareholders under state, local and foreign laws. The Company has neither requested nor received a tax opinion from legal counsel with respect to the consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service with respect to the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

     The Reincorporation provided for in the Reincorporation Agreement is intended to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a tax-free reorganization, no gain or loss will be recognized to the holders of the Company's Common Stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by the Company or New Langer. Each holder (as of the effective time of the Reincorporation) of the Company's Common Stock will have the same basis in the stock of New Langer received by that holder pursuant to the Reincorporation as that holder has in the Company's stock held by that holder at the time the Reincorporation is consummated. Each Shareholder's holding period with respect to the New Langer common stock will include the period during which that holder held the corresponding Company stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation was consummated.

ACCOUNTING TREATMENT

     In accordance with generally accepted accounting principles, the Company expects that the merger will be accounted for as a reorganization of entities under common control and recorded at historical cost. This will have no significant impact on the Company's financial statements.

SIGNIFICANT CHANGES CAUSED BY THE REINCORPORATION

     In general, the Company's corporate affairs are governed at present by the Business Corporation Law of New York (the "New York Law"), by the certificate of incorporation filed in New York (the "The Company's Certificate") and the by-laws adopted pursuant to New York Law (the "The Company's By-laws"). The Company's Certificate and The Company's By-laws are available for inspection during business hours at the Company's principal executive offices. In addition, copies may be obtained by writing to the Company. If the Shareholders approve this Proposal No. 2, the Company will merge into, and its business will be continued by, New Langer. Following the merger, issues of corporate governance and control would be controlled by the General Corporation Law of Delaware ("Delaware Law"), rather than New York Law. The Company's Certificate and the Company's By-laws will be replaced by the New Langer Certificate and the New Langer By-laws, forms of which are attached as Appendices B and C, respectively, to this proxy statement. Accordingly, the differences among these documents and between New York Law and Delaware Law are relevant to your decision whether to approve the Reincorporation.

     Certain differences between New York Law and Delaware Law and between the various organizational documents that the Board of Directors, with the advice of counsel, considers to be significant are discussed below. Shareholders are advised that many provisions of Delaware Law and New York Law may be subject to differing interpretations, and that those offered in this proxy statement may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional guidance as to how to interpret them. In addition, the following discussion is qualified in its entirety by reference to Delaware Law, New York Law, case law applicable in Delaware and in New York, and the organizational documents of each of the Company and New Langer. Shareholders are requested to read the following discussion in conjunction with the Reincorporation Agreement, the New Langer Certificate and the New Langer By-laws attached to this proxy statement.

     Under New York Law a person who owns stock of the Company is referred to as a "shareholder." Under Delaware Law such person is known as a "stockholder." Such terms have the same meaning and are used herein interchangeably.

Company Name

     Following the Reincorporation, the name of the Company will continue to be Langer, Inc.

Shares of Capital Stock

     The Company's Certificate authorizes 10,000,000 shares of Common Stock and 250,000 shares of preferred stock, of which [4,200,922] shares of Common Stock were issued and outstanding as of the Record Date, and no shares of preferred stock were outstanding. The New Langer Certificate will authorize 50,000,000 shares of common stock and 250,000 shares of preferred stock. No shares of any capital stock will be issued by New Langer in connection with the Reincorporation, other than the shares into which our shares of Common Stock will convert. New Langer shares of Common Stock will be reserved for issuance in an amount to equal the number of shares of Company Common Stock currently reserved for issuance pursuant to currently outstanding options, warrants, or other rights to purchase Company Common Stock. No shares of New Langer preferred stock will be issued in the Reincorporation.

Board of Directors

     Both New York Law and Delaware Law permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. New York Law permits as many as four classes, while Delaware Law permits up to three classes. The Company does not currently have a classified board.

Amendment of Certificate of Incorporation and By-Laws

     Delaware Law allows a Board of Directors to recommend that stockholders amend the certificate of incorporation, and a majority of the outstanding shares entitled to vote at a stockholders' meeting are generally sufficient to approve that amendment. Under New York Law, except for certain ministerial changes to the certificate of incorporation that the Board of Directors may authorize and except as otherwise required by the certificate of incorporation, the Board of Directors recommends an amendment to the certificate of incorporation for approval by shareholders, and a majority of the outstanding shares entitled to vote at a shareholders' meeting is sufficient to approve that amendment. Both laws require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

     Under the Company Bylaws, the New Langer Bylaws, New York Law and Delaware Law, the By-laws may be amended or repealed, or new by-laws may be adopted, by the shareholders entitled to vote in the election of directors or by the Board of Directors.

Who May Call a Special Meeting of Shareholders

     Under both New York Law and Delaware Law, the Board of Directors or anyone authorized in the certificate of incorporation or by-laws may call a special meeting of shareholders. Currently, the Company's By-laws provide that a special meeting can be called by the directors, the President, or the President and Secretary upon the written request of a majority of the shareholders. The New Langer By-laws will continue this provision.

Right of Shareholders to Inspect Shareholder List

     Under New York Law, a shareholder of record may inspect the list of shareholders of record if at least five days previously the shareholder issued a written demand to do so. A corporation may deny a shareholder's demand if the shareholder refuses to give an affidavit that its inspection is not for certain purposes unrelated to company business and that the shareholder has not been involved in the last five years in selling or offering to sell a list of record shareholders. A New York corporation must also produce a list of shareholders as of the record date if a shareholder requests the list at the annual meeting. Under Delaware Law, any stockholder may, upon making a demand under oath stating the purpose thereof, inspect the stockholders' list for any purpose reasonably related to that person's interest as a stockholder. In addition, for at least ten days prior to each stockholders' meeting, as well as at the meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

Vote Required for Certain Transactions

     Until February 1998, New York Law required the holders of at least two-thirds of the outstanding stock entitled to vote of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, a New York corporation then in existence, which would include the Company, may provide in its certificate of incorporation that the holders of a majority of the outstanding stock entitled to vote may approve such transactions. The Company has not, however, adopted such a provision in its certificate of incorporation, and so the holders of at least two-thirds of the Company's outstanding stock entitled to vote must approve such transactions.

     Under Delaware Law, unless the certificate of incorporation or by-laws provide otherwise (but in no case may such requirement be less than one-third of the outstanding stock entitled to vote on such transactions), the holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation, or sale of all or substantially all the assets. The New Langer Certificate does not contain any provision otherwise, so the holders of a majority of the outstanding stock entitled to vote thereon may approve a merger, consolidation, or sale of all or substantially all of New Langer's assets. Notwithstanding the foregoing, under Delaware Law the vote of the stockholders of the surviving corporation is not required to authorize a merger if these three conditions are met:

     o the merger agreement does not amend the surviving corporation's certificate of incorporation;

     o each share of stock of the surviving corporation that is outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

     o the merger results in no more than a 20% increase in its outstanding common stock.

     Special vote requirements may apply to certain business combinations with interested shareholders. See the discussion of these requirements below under the heading "Business Combinations with Interested Shareholders."

Removal of Directors by Shareholders

     Under New York Law, directors may be removed for cause by the shareholders, or, if the certificate of incorporation or by-laws provide, by either the shareholders or the directors. Furthermore, if the certificate of incorporation or by-laws so provide, directors may be removed without cause by a vote of the shareholders. The Company's Certificate and By-laws provide that directors may be removed with or without cause by the shareholders, and that directors may be removed with cause by the Board of Directors. After the Reincorporation, directors under Delaware Law would generally be subject to removal with or without cause by a majority of the stockholders, unless the certificate of incorporation provides otherwise, but in a Delaware corporation with a classified board, unless the certificate of incorporation provides otherwise, directors can only be removed by shareholders for cause.

Limitation of Directors' Liability

     Both New York Law and Delaware Law permit a corporation to limit a director's personal liability for actions taken in that director's official capacity. Under New York Law, a director is not liable to the corporation for the benefit of its creditors or shareholders for damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. New York Law also permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director, with certain specific exceptions, to the corporation or its shareholders for damages for any breach of duty in that capacity. The Company's Certificate contains a provision that limits or eliminates a director's liability for any breach of duty in his capacity as a director to the maximum extent permitted by law. Under Delaware Law limits on a director's liability must be addressed in the certificate of incorporation. The New Langer Certificate limits directors' monetary liability to the fullest extent permitted by Delaware Law. However, in some cases directors may be liable despite these limitations. Delaware Law forbids any limitation of liability where (1) a director breached the duty of loyalty to the corporation or its stockholders, (2) a director's acts or omissions were not in good faith or involved intentional misconduct or a knowing violation of law, (3) a director received an improper personal benefit from a transaction involving the corporation, or (4) a director authorized an unlawful dividend or stock repurchase or redemption.

Indemnification of Directors and Officers; Insurance

     With some variations, both New York Law and Delaware Law allow a corporation to "indemnify," that is, to make whole, any person who is or was a director or officer of the corporation if that person is held liable for something that person did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines, and penalties, both laws also allow the corporation to advance certain reasonable expenses the person incurs or to reimburse the person's expenses after they are incurred. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

     Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. New York Law, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage to which he or she was not legally entitled.

     Neither New York Law nor Delaware Law permits indemnification of a director or officer if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, if the corporation sues the person because of some act or omission, the corporation does not need to indemnify the person unless a court determines the person was not liable. In addition, New York Law and Delaware Law generally require that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the corporation.

     The Company's By-laws do provide for the indemnification of directors, and the New Langer Certificate and By-laws provide for indemnification to the fullest extent permitted by Delaware Law.

     If the Reincorporation is approved by the Company's Shareholders, the New York Law indemnification provisions will continue to apply to acts and omissions that occurred prior to the effective date of the Reincorporation.

Transactions with Interested Directors

     New York Law provides several methods for establishing the validity of transactions between a corporation and interested directors, including a vote by the uninterested directors. The comparable provision of Delaware Law provides that no transaction between a corporation and an interested director is void or voidable solely because such director is present at or participates in the meeting or because that director's votes are counted if the material facts of that director's interest are known to the board of directors and the board of directors in good faith authorizes the transaction by vote of a majority of the disinterested directors, or if that director's interest is disclosed to stockholders and the stockholders in good faith approve the transaction.

Loans and Guarantees of Obligations for Directors

     Under New York Law, a corporation may not lend money to or guarantee the obligation of a director unless (1) the shareholders (other than the interested director) approve the transaction or (2) the certificate of incorporation provides that the board may approve any such loan or guarantee that it determines will benefit the corporation. The Company's Certificate makes no provision for approval by the Board of Directors of such a loan or guaranty. For purposes of shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum. Under Delaware Law, a board of directors may authorize loans or guarantees of indebtedness to, or otherwise assist, employees, officers, and directors whenever, in the judgment of the board of directors, such a loan, assistance or guaranty may reasonably be expected to benefit the corporation.

Issuance of Rights and Options to Directors, Officers, and Employees

     New York Law requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation as an incentive to service or continued service to the corporation must be authorized as required by the policies of all stock exchanges or automated quotation systems on which the corporation's shares are listed or authorized for trading, or, if the corporation's shares are not so listed or authorized, by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, or be authorized by and consistent with a plan adopted by such a vote of shareholders. The Delaware Law does not require stockholder approval of such transactions.

Consideration for Shares

     Under New York Law, consideration for the issuance of shares may consist of money or other property, tangible or intangible, labor or services actually received, a binding obligation to pay the purchase price, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, services rendered, personal or real property, or any combination of these, plus consideration for the balance, if any, which may include the above-referenced binding obligations. Under Delaware Law a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under Delaware Law may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

Dividends; Redemption of Stock

     Subject to its charter provisions, under both New York Law and Delaware Law, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption, or distribution. The assets applied to such a distribution may not be greater than the corporation's surplus.

     Under New York Law, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation remaining after any such payment or distribution must be at least equal to the amount of stated capital. Delaware Law defines surplus as the excess of net assets over stated capital and permits the board to adjust stated capital. If there is no stated capital. Delaware Law allows the corporation to apply net profits from the current or preceding fiscal year, or both, in payment of a dividend or redemption unless the corporation's net assets are less than the capital represented by issued and outstanding stock that has a preference on any distribution of assets.

     In general, with certain restrictions, New York Law permits a corporation to provide in its certificate of incorporation for redemption of one or more classes or series of its shares. One such restriction provides that common stock may be redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. Delaware Law permits redemption of a corporation's common stock only when, among other things, no class of preferred stock is outstanding, with certain exceptions.

Appraisal Rights

     Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets. New York Law also extends appraisal rights to an exchange of a corporation's shares. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange, including the NASDAQ National Market (where the Company's stock is trading). However, in the case of shares not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

     Similarly, under Delaware Law, appraisal rights are not available to a stockholder if, among other things, the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger that does not require the approval of the surviving corporation's stockholders. However, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

     o shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

     o shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by more than 2,000 stockholders of record after the merger or consolidation occurs; or

     o cash instead of fractional shares of the surviving corporation or another corporation.

Business Combinations with Interested Shareholders

     Provisions in both New York Law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York Law and Delaware Law restrict or prohibit an interested shareholder from entering into certain types of business combinations unless the Board of Directors approves the transaction in advance.

     Under New York Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an "interested shareholder," unless the Board of Directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired its shares. An "interested shareholder" under New York Law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock or is an affiliate or associate of a corporation who owned at least 20% of the outstanding stock within the preceding five years. "Business combinations" under New York Law include the following:

     o mergers and consolidations between corporations or with an interested shareholder;

     o sales, leases, mortgages, pledges, transfers or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation;

     o issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation;

     o liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder;

     o reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and

     o the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

     New York Law allows such a business combination to take place five or more years after the interested shareholder became an interested shareholder if the transaction is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met and in certain other circumstances.

     Section 203(a) of Delaware Law generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder unless:

     o before the stockholder became an interested stockholder, the Board of Directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

     o after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; or

     o on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

     An "interested stockholder" under Delaware Law is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock or is an affiliate or associate of the corporation who owned at least 15% of the outstanding stock within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

     o    mergers or consolidations;

     o sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation;

     o any transactions resulting in the issuance or transfer by the corporation of stock in the corporation to the interested stockholder except in limited instances;

     o receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; and

     o any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

     Delaware Law permits a corporation to elect not to be governed by the provisions of Section 203. The Board of Directors has determined that it would not be in the best interests of the Company and our shareholders to make such an election and, accordingly, the New Langer Certificate does not include an election by the Company not to be governed by the Section 203 provisions.

Proxies

     Under New York Law, a proxy cannot be voted or acted upon after 11 months from its date unless the proxy provides for a longer period. Under Delaware Law a proxy cannot be voted or acted upon after three years from its date unless the proxy provides for a longer period.

Number of Directors; Filling Vacancies

     The Company's By-laws provide that the number of directors constituting the Board of Directors may be fixed from time to time by action of the shareholders or by a majority vote of the entire Board of Directors, provided that the number of directors must be at least three. The Company currently has four members on its Board of Directors.

     The New Langer Certificate provides that the number of directors constituting the Board of Directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board of Directors, provided that such number shall be no fewer than three and no more than eleven. In addition, the New Langer Certificate provides that any vacancy on the New Langer Board of Directors that results from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or a successor or successors may be chosen at a special meeting of our stockholders called for that purpose, and that any director elected by the Board to fill such vacancy shall hold office until the next election of the class for which the director was chosen, his successor is elected and qualified, or his resignation, removal or death.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM NEW YORK TO DELAWARE.

                                   PROPOSAL 3

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP has audited the financial statements of the Company for the ten-month period ended December 31, 2001. The Board of Directors desires to continue the services of Deloitte & Touche LLP for the year ended December 31, 2002. Accordingly, the Board of Directors will recommend to the Meeting that the shareholders ratify the appointment by the Board of Directors of the firm of Deloitte & Touche LLP to audit the financial statements of the Company for the current year ending December 31, 2002. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the shareholders do not ratify the appointment of Deloitte & Touche LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of the Company's capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in the Company's capital stock during the ten-month period ended December 31, 2001 were timely filed with the Commission and NASDAQ.

ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the ten-month period ended December 31, 2001, is being mailed to shareholders along with this Proxy Statement. Any Shareholder who has not received a copy of the Annual Report to Shareholders and wishes to do so should contact the Company's Secretary by mail at the address set forth in the Notice of Annual Meeting or by telephone at (631) 667-1200.

FORM 10-K

     The Company will provide, without charge, to each shareholder as of the Record Date, on the written request of the shareholder, a copy of the Company's Annual Report on Form 10-K for the ten-month period ended December 31, 2001, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Stockholders should direct the written request to the Company's Secretary by mail at the address set forth in the Notice of Annual Meeting.

PROPOSALS BY SHAREHOLDERS

     Any proposal of a Shareholder intended to be presented at the annual meeting of shareholders to be held in 2003 must be received by the Company no later than ________ to be considered for inclusion in the Proxy Statement and form of proxy for the 2003 annual meeting. Proposals must comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act.

                                          FOR THE BOARD OF DIRECTORS


                                          STEVEN GOLDSTEIN, SECRETARY

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Agreement"), dated as of April _______, 2002, is between Langer, Inc., a New York corporation ("Old Company"), and Langer, Inc., a Delaware corporation ("Company").

     WHEREAS, on the date hereof the Old Company is a corporation duly organized and existing under the laws of the State of New York, having authorized capital stock of 10,250,000 shares, of which 10,000,000 shares are designated as common stock, $0.02 par value per share ("Old Company Common Stock"), and 250,000 shares are designated as preferred stock, $1.00 par value per share ("Old Company Preferred Stock"), issuable in one or more classes or series with the Board of Directors having the right to designate the rights, preferences, and limitations thereof.

     WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Delaware, currently having an authorized capital stock of 50,000,000 shares of common stock, $0.02 par value per share (the "Company Common Stock"), and 250,000 shares of preferred stock, $1.00 par value per share ("Company Preferred Stock" or "Preferred Stock"), issuable in one or more classes or series with the Board of Directors having the right to designate the rights, preferences, and limitations thereof.

     WHEREAS, there are no shares of Old Company Preferred Stock outstanding, and there are _____________ shares of Old Company Common Stock issued and outstanding which are owned by various shareholders of the Old Company, and such shares constitute all of the issued and outstanding capital stock of the Old Company;

     WHEREAS, there are no shares of Company Preferred Stock outstanding, and there is one (1) share of Company Common Stock issued and outstanding, which is owned by the Old Company, and such share constitutes all of the issued and outstanding capital stock of the Company;

     WHEREAS, the respective boards of directors of the Old Company and the Company have determined that it is advisable and in the best interests of each such corporation that the Old Company merge with and into the Company as authorized by the statutes of the states of New York and Delaware, upon the terms and subject to the conditions of this Agreement; and

     WHEREAS, the Board of Directors of the Company has approved this Agreement, and the Old Company has approved this Agreement in its capacity as the sole stockholder of the Company; and

     WHEREAS, the Board of Directors of the Old Company has unanimously approved this Agreement by resolution and will submit this Agreement to the stockholders of the Old Company for their approval as required by law;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Old Company and the Company hereby agree as follows:

     1. MERGER. Upon the terms and subject to the conditions set forth in this Agreement, the Old Company shall be merged with and into the Company (the "Merger"), and the Company shall be the surviving corporation (sometimes hereafter referred to as the "Surviving Corporation"). The name of the Surviving Corporation shall be Langer, Inc. The Merger shall become effective upon the later to occur of the date and time of filing of the certificate of merger, in the form attached hereto, and other documents required by law, if any, providing for the Merger, with the Secretary of State of the State of New York and with the Secretary of State of the State of Delaware (the "Effective Time" or the "Effective Date").

     2. GOVERNING DOCUMENTS.

          a. The Certificate of Incorporation of the Company, filed on ____________, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with applicable law.

          b. The Bylaws of the Company, as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the Company's Certificate of Incorporation or Bylaws, and in accordance with applicable law. References to "the Corporation" in the Bylaws of the Company shall include the Old Company, in addition to the Company, so that any person who was a director or officer of the Old Company or is or was serving at the request of the Old Company as a director, employee or agent of another corporation, partnership, joint venture, trust, association or other entity shall stand in the same position under the provisions of said Bylaws with respect to the Company as he would if he had served the Company in the same capacity or is or was so serving such other entity at the request of the Company, as the case may be.

     3. SUCCESSION; OFFICERS AND DIRECTORS.

          a. On the Effective Date, the separate corporate existence of the Old Company shall cease, and the Company, as the Surviving Corporation, shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of the Old Company; and all property, real personal and mixed, and all debts due to the Old Company on whatever account, including share subscriptions and all other things in action belonging to the Old Company, shall be vested in the Surviving Corporation; and all and every other interest shall be thereafter the property of the Surviving Corporation as they were of the Old Company, and the title to any real estate vested, by deed or otherwise, in the Old Company, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the Old Company shall be preserved unimpaired, and all debts, liabilities and duties of the Old Company shall thence forth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by the Surviving Corporation. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Old Company, its shareholders, board of directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Date shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company and shall be as effective and binding thereon as the same were with respect to the Old Company.

          b. The directors of the Old Company immediately prior to the Effective Time shall automatically become the directors of the Surviving Corporation as of the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. The committees of the Board of Directors immediately prior to the Effective Time shall automatically become the committees of the Board of Directors of the Surviving Corporation as of the Effective Time, with the same charters and duties, and the same members. The officers of the Old Company immediately prior to the Effective Time shall automatically become the officers of the Surviving Corporation, in each case until their respective resignations or their respective successors are duly elected or appointed and qualified. The employees and agents of the Old Company immediately prior to the Effective Time shall automatically become the employees and agents of the Surviving Corporation as of the Effective Time, having the same duties, rights and benefits which they had as employees and agents of the Old Company.

     4. FURTHER ASSURANCES. From time to time, as and when required by the Company, or by its successors and assigns, there shall be executed and delivered on behalf of the Old Company such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Company the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Old Company, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Company are fully authorized in the name and on behalf of the Old Company or otherwise, to take any and all such action and to execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger.

     5. CONVERSION AND CANCELLATION OF COMMON STOCK.

          a. At the Effective Date, each of the shares of Old Company Common Stock issued and outstanding immediately prior to the Effective Time and all rights in respect thereof shall, by virtue of this Merger, automatically and without any action on the part of the holder thereof, the Old Company, the Company or any other person, each be converted into one fully paid, nonassessable share of Company Common Stock. Each share of Old Company Common Stock held as treasury shares (if any) shall likewise be converted into one share of the Company Common Stock.

          b. The certificates evidencing the Old Company Common Stock outstanding immediately prior to the Effective Time shall, at and after the Effective Time, automatically and without any act on the part of the holder thereof, the Old Company, the Company or any other person, evidence the Company Common Stock.

          c. All outstanding options and/or warrants for shares of Old Company Common Stock outstanding immediately prior to the Effective Time shall be converted, automatically and without any act on the part of the holder thereof, the Old Company, the Company or any other person, into options exercisable for a like number of shares of Company Common Stock. All plans of the Old Company for the issuance of options to acquire Old Company Common Stock shall, at the Effective Time, shall automatically be assumed by the Company and shall automatically be amended to cover and authorize the award of options to purchase Company Common Stock. There shall be, automatically at the Effective Time, a number of shares of Company Common Stock reserved under such plans which equals the number of shares of Old Company Common Stock that were reserved for issuance immediately prior to the Effective Time.

          d. On the Effective Date, the one share of the Company Common Stock presently issued in the name of the Old Company shall be cancelled and retired, and no shares of Company Common Stock or other security of the Company shall be issued in respect thereof.

     6. AMENDMENT. Subject to the applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties at any time prior to the Effective Date. However, no amendment, modification or supplement may be made after the adoption of the Agreement by the Stockholders of the Old Company which changes the Agreement in a way which, in the judgment of the Board of Directors of the Old Company, would have a material adverse effect on the Shareholders of the Old Company, unless such amendment, modification or supplement is approved by such shareholders.

     7. ABANDONMENT. At any time prior to the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Old Company or the Company, or both, notwithstanding prior approval of this Agreement by the stockholders of the Old Company entitled to vote thereon, if (i) this Agreement shall not have received the requisite approval of the Stockholders of the Old Company; or (ii) the Board of Directors of the Old Company determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of the Old Company and its Stockholders.

     8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and the same agreement.

     IN WITNESS WHEREOF, the Old Company and the Company have caused this Agreement and Plan of Merger to be signed by their respective duly authorized officers as of the date first above written.


Attest:                                   LANGER, INC., A NEW YORK CORPORATION


                                          By:
----------------------------------------      ---------------------------------
Steven Goldstein, Secretary                        Andrew H. Meyers, President


Attest:                                   LANGER, INC., A DELAWARE CORPORATION


                                          By:
----------------------------------------      ---------------------------------
Steven Goldstein, Secretary                        Andrew H. Meyers, President

                                   EXHIBIT 1 TO THE AGREEMENT AND PLAN OF MERGER


                              CERTIFICATE OF MERGER
                                       OF
                                  LANGER, INC.
                            (A NEW YORK CORPORATION)
                                       AND
                                  LANGER, INC.
                            (A DELAWARE CORPORATION)

                                ----------------

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

     (i) Langer, Inc., which is incorporated under the laws of the State of Delaware ("Langer (DE)") and shall be the surviving corporation in the merger; and

     (ii) Langer, Inc., which is incorporated under the laws of the State of New York ("Langer (NY)").

2. An Agreement and Plan of Merger (the "Merger Agreement"), dated as of May ___, 2002, between Langer (DE) and Langer (NY) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation (the "Surviving Corporation") in the merger herein certified is Langer, Inc., which will continue its existence as the Surviving Corporation under its present name upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of the Surviving Corporation shall continue as its certificate of incorporation.

5. The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the Surviving Corporation, the address of which is as follows:

                  Langer, Inc.
                  450 Commack Road
                  Deer Park, New York 11729

6. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The authorized capital stock of Langer (NY), a constituent corporation which is not a corporation under the General Corporation Law of the State of Delaware, is as follows:

    Total number of authorized shares of all classes:             10,250,000

    Number and par value of authorized shares of each class:

         Preferred Stock, $1.00 par value per share:                 250,000
         Common Stock, $0.02 par value per share:                 10,000,000




Dated:   As of ____________, 2002       LANGER , INC., a Delaware corporation


                                        By:
                                            -------------------------------
                                             Andrew H. Meyers, President

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                  LANGER, INC.

     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware" or the "General Corporation Law"), hereby certifies that:

     FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is LANGER, INC.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware is Corporation Service Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Fifty Million Two Hundred Fifty Thousand (50,250,000) shares, of which Two Hundred Fifty Thousand (250,000) shares shall be preferred stock, $1.00 par value per share (hereinafter referred to as "Preferred Stock"), and of which Fifty Million (50,000,000) shares shall be common stock, $0.02 par value per share. There is hereby expressly vested in the Board of Directors the authority to fix in the resolution or resolutions providing for the issue of each series of Preferred Stock, the voting power and the designations, preferences and relative, participating, optional or other rights of each such series, and the qualifications, limitations or restrictions thereof. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each such series to be distinctly designated.

     FIFTH: The name and the mailing address of the incorporator is:

                     Jeffrey S. Tullman, Esq.
                     c/o Kane Kessler, P.C.
                     1350 Avenue of the Americas, 26th Floor
                     New York, New York 10019

     SIXTH: The Corporation is to have perpetual existence.

     SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

     EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

          1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

          2. After the original or other Bylaws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of Directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders of the Corporation entitled to vote, unless provisions for such classification shall be set forth in this Certificate of Incorporation.

          3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, however, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

     NINTH: No director of the Corporation shall have any personal liability to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision eliminating such personal liability of a director shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended. Any repeal or modification of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     TENTH: The Corporation shall, to the fullest extent permitted by the General Corporation Law, as the same may be amended and supplemented, indemnify all persons acting as directors and officers of the Corporation, whom the Corporation shall have the power to indemnify under the General Corporation Law from and against any and all of the expenses, liabilities or other matters referred to in or covered by the General Corporation Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnified person's official capacity and as to action in any other capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person.

     ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.


Signed on May ____, 2002.                    -----------------------------------
                                              Jeffrey S. Tullman, Incorporator

                                   APPENDIX C

                                    BYLAWS OF
                      LANGER, INC., A DELAWARE CORPORATION


                            ARTICLE I -- STOCKHOLDERS

     SECTION 1. ANNUAL MEETINGS. Subject to change by resolution of the Board of Directors, the annual meeting of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may be brought before the meeting shall be held on a date fixed, from time to time, by the Board of Directors of the Corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. The meeting may be held at such time and such place within or without the State of Delaware as shall be fixed by the Board of Directors and stated in the notice of the meeting.

     SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the President, a majority of the Board of Directors or the Chairman of the Board or by a majority of the stockholders of record of all shares entitled to vote. Special meetings shall be held on the date and at the time and place either within or without the State of Delaware as specified in the notice thereof.

     SECTION 3. NOTICE OF MEETINGS. Except as otherwise expressly required by law or the Certificate of Incorporation of the Corporation, written notice stating the place and time of the meeting and the purpose or purposes of such meeting shall be given by the Secretary to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation not less than ten nor more than sixty days prior to the meeting. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy; and if any stockholder shall, in person or by attorney hereunto duly authorized, waive notice of any meeting, in writing or by telephone or facsimile, whether before or after such meeting be held, the notice thereof need not be given to him. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by such stockholder. Notice of any adjourned meeting of stockholders need not be given except as provided in Section 5 of this Article I.

     SECTION 4. QUORUM. Subject to the provisions of law in respect of the vote that shall be required for a specific action, the number of shares the holders of which shall be present or represented by proxy at any meeting of stockholders in order to constitute a quorum for the transaction of any business shall be at least a majority of all the shares issued and outstanding and entitled to vote at such meeting. Where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or series present in person or represented by proxy at the meeting shall be the act of such class.

     SECTION 5. ADJOURNMENT. At any meeting of stockholders, whether or not there shall be a quorum present, the holders of a majority of the shares voting at the meeting, whether present in person at the meeting or represented by proxy at the meeting, may adjourn the meeting from time to time. Except as provided by law, notice of such adjourned meeting need not be given otherwise than by announcement of the time and place of such adjourned meeting at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

     SECTION 6. ORGANIZATION. The Chairman of the Board or, in his absence or non-election, the Vice Chairman or, in his absence or non-election, the President or, in the absence of both the foregoing officers, a Vice President shall call meetings of the stockholders to order and shall act as Chairman of such meetings. In the absence of all of the foregoing officers, holders of a majority in number of the shares of the capital stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting shall elect a Chairman, who may be the Secretary of the Corporation. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders; but in the absence of the Secretary, the Chairman may appoint any person to act as secretary of the meeting.

     SECTION 7. VOTING. Each stockholder shall, except as otherwise provided by law or by the Certificate of Incorporation or any certificate of designation with respect to any class or series of preferred stock, at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of capital stock entitled to vote held by such stockholder, but no proxy shall be voted on after three years from its date, unless said proxy provides for a longer period. Every proxy must be signed by the stockholder or by the stockholder's attorney-in-fact, and shall be filed with the Inspectors of Election, if any, prior to being voted upon. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a vote of a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Certificate of Incorporation or these Bylaws. In the election of directors, and for any other action, voting need not be by ballot, unless the Board of Directors in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     SECTION 8. STOCKHOLDERS LIST. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order with the address of each and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole thereof and may be inspected by any stockholder who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the ledger, the list required by this Section 8 of Article I or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 9. ADDRESSES OF STOCKHOLDERS. Each stockholder shall designate to the Secretary of the Corporation an address at which notices of meetings and all other corporate notices may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his last known post office address.

     SECTION 10. INSPECTORS OF ELECTION. The Board of Directors may at any time appoint one or more persons to serve as Inspectors of Election at the next succeeding annual meeting of stockholders or at any other meeting or meetings and the Board of Directors may at any time fill any vacancy in the office of Inspector. If the Board of Directors fails to appoint Inspectors, or if any Inspector appointed be absent or refuses to act, or if his office becomes vacant and be not filled by the Board of Directors, the Chairman of any meeting of the stockholders may appoint one or more temporary Inspectors for such meeting. Each Inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting. The Inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the Inspector or Inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation. All proxies shall be filed with the Inspectors of Election of the meeting before being voted upon.

     SECTION 11. ACTION BY CONSENT. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any meeting of stockholders, or any action which may be taken at any meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Secretary or other officer or agent of the Corporation having the custody of the book in which proceedings of meetings of the stockholders are recorded. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

                        ARTICLE II -- BOARD OF DIRECTORS

     SECTION 1. GENERAL POWERS. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall have the power and authority to authorize the officers of the Corporation to enter into such agreements as the Board of Directors shall deem appropriate, including the power and authority to authorize the seal of the Corporation to be affixed to all papers that may require it.

     SECTION 2. NUMBER, QUALIFICATION AND TERM OF OFFICE. The number of directors shall be not less than three nor more than seven persons, as determined by the Board of Directors. Directors need not be stockholders. The directors shall be elected at the annual meeting of stockholders except as otherwise provided for filling vacancies. Each director shall hold office for the term for which he is appointed or elected and until his successor shall have been elected and shall qualify, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Directors need not be elected by ballot, except upon demand of any stockholder. The Chairman of the Board, if one be elected, and the Vice Chairman of the Board, if one be elected, shall be chosen from among the directors. The number of directors may be increased or decreased by action of the stockholders or of the directors.

     SECTION 3. CHAIRMAN OF THE BOARD. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall be a non-executive officer of the Corporation. The Chairman shall preside, if present, at all meetings of the stockholders and at all meetings of the Board of Directors and shall perform such other duties and have such other powers as from time to time may be assigned by the Board of Directors or prescribed by these Bylaws.

     SECTION 4. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board, if any, shall, at the request of the Chairman of the Board or in his absence or disability, perform the duties of the Chairman of the Board and when so acting shall, have all the powers of, and be subject to all restrictions upon, the Chairman of the Board and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chairman of the Board or prescribed by these Bylaws.

     SECTION 5. QUORUM AND MANNER OF ACTION. Except as otherwise provided by law or these Bylaws, a majority of the entire Board of Directors shall be required to constitute a quorum for the transaction of business at any meeting, except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-half of the whole Board. The act of a majority of a quorum of the Board of Directors shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum be had. Notice of any adjourned meeting need not be given. The directors shall act only as a board and individual directors shall have no power as such. In the event that the Board of Directors shall be unable to take action on any matter because of a deadlock, upon the motion of any director the matter shall be submitted to a vote of the stockholders. Any action so approved by a majority vote of the stockholders shall be the action of the Board of Directors, however, any director who voted against the action taken by the stockholders prior to the submission of such matter to the stockholders may, within ten days following such stockholder vote, dissent in writing to such action to the Secretary of the Corporation, who shall enter such dissent in the minutes of the Corporation.

     SECTION 6. PLACE OF MEETINGS; ETC. The Board of Directors may hold its meetings, have one or more offices and keep the books and records of the Corporation at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

     SECTION 7. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held for the election of officers and the transaction of other business as soon as practicable after each annual meeting of stockholders, and other regular meetings of said Board shall be held at such times and places as said Board shall direct. No notice shall be required for any regular meeting of the Board of Directors but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every director at least three days before the first meeting held in pursuance thereof.

     SECTION 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or any one Director. The Secretary or any Assistant Secretary shall give notice of the time and place of each special meeting by mailing a written notice of the same to each director at his last known post office address at least three business days before the meeting or by causing the same to be delivered personally or to be transmitted by telecopier, overnight mail, telegraph, cable, wireless, telephone or orally at least twenty-four hours before the meeting to each director. In the event the Secretary or Assistant Secretary shall fail to give the notice of a special meeting called in accordance with this Section 8, the person who called such meeting shall be empowered to give notice of such meeting in accordance with the immediately preceding sentence.

     SECTION 9. ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

     SECTION 10. ORGANIZATION. At each meeting of the Board of Directors, the Chairman of the Board or in his absence, the Vice Chairman of the Board, or in his absence, the President, or in his absence or non-election, a director chosen by a majority of the directors present shall act as Chairman. The Secretary or, in his absence, an Assistant Secretary or, in the absence of both the Secretary and an Assistant Secretary, any person appointed by the Chairman shall act as secretary of the meeting.

     SECTION 11. RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 12. REMOVAL OF DIRECTORS. Except as otherwise provided by law, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

     SECTION 13. VACANCIES. Any vacancy in the Board of Directors caused by death, resignation, removal, disqualification, an increase in the number of directors or any other cause shall be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and qualified, or until their earlier resignation or removal.

     SECTION 14. COMPENSATION OF DIRECTORS. Directors may receive such reasonable sums for their services and expenses as may be directed by resolution of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for their services and expenses.

     SECTION 15. COMMITTEES. By resolution or resolutions passed by a majority of the whole Board at any meeting of the Board of Directors, the directors may designate one or more committees of the Board of Directors, each committee to consist of two or more directors. To the extent provided in said resolution or resolutions, unless otherwise provided by law, such committee or committees shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, including the power and authority to authorize the seal of the Corporation to be affixed to all papers that may require it. No committee, however, shall have the power to declare dividends or to authorize the issuance of shares of capital stock of the Corporation. Further, the Board of Directors may designate one or more directors as alternate members of a committee who may replace an absent or disqualified member at any meeting. If an alternative member of a committee is not selected by the Board of Directors, and in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. A committee may make such rules for the conduct of its business and may appoint such committees and assistants as it shall from time to time deem necessary. A majority of the members of a committee shall constitute a quorum for the transaction of business of such committee. Regular meetings of a committee shall be held at such times as such committee shall from time to time by resolution determine. No notice shall be required for any regular meeting of a committee but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every member of such committee at least three days before the first meeting held in pursuance thereof. Special meetings of a committee may be called by the Chairman of such committee or the Secretary of such committee, or any two members thereof. The Secretary of the Corporation or the Secretary of such committee shall give notice of the time and place of each special meeting by mail at least two days before such meeting or by telegraph, cable, wireless, telephone or orally at least twenty-four hours before the meeting to each member of such committee.

     SECTION 16. PARTICIPATION IN MEETINGS. Members of the Board of Directors or of any committee may participate in any meeting of the Board or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

     SECTION 17. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted by such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or the committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                             ARTICLE III --OFFICERS

     SECTION 1. NUMBER. The officers of the Corporation shall consist of a President, a Treasurer and a Secretary and, if deemed necessary, expedient or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, and one or more Executive Vice Presidents or other Vice-Presidents. In addition, the Board may elect one or more Vice Presidents and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person, as the directors may determine. Except as may otherwise be provided in the resolutions of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director.

     SECTION 2. ELECTION, TERM OF OFFICE AND QUALIFICATION. The officers shall be elected annually by the Board of Directors at their first meeting after each annual meeting of the stockholders of the Corporation. Each officer, except such officers as may be appointed in accordance with the provisions of Section 3 of this Article, shall hold office until his successor shall have been duly elected and qualified, or until his death or until he shall have resigned or shall have become disqualified or shall have been removed in the manner hereinafter provided.

     SECTION 3. SUBORDINATE OFFICERS. The Board of Directors or the President may from time to time appoint such other officers, including one or more Assistant Treasurers and one or more Assistant Secretaries, and such agents and employees of the Corporation as may be deemed necessary or desirable. Such officers, agents and employees shall hold office for such period and upon such terms and conditions, have such authority and perform such duties as in these Bylaws provided or as the Board of Directors or the President may from time to time prescribe. The Board of Directors or the President may from time to time authorize any officer to appoint and remove agents and employees and to prescribe the powers and duties thereof.

     SECTION 4. REMOVAL. Any officer may be removed, either with or without cause, by the affirmative vote of a majority of the Board of Directors.

     SECTION 5. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 6. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for regular election or appointment to such office.

     SECTION 7. PRESIDENT. The President shall be the Chief Executive Officer of the Corporation and shall have general direction of the affairs of the Corporation and general supervision over its several officers, subject, however, to the control of the Board of Directors, and in general shall perform such duties and, subject to the other provisions of these Bylaws, have such powers incident to the office of President and perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors.

     SECTION 8. VICE PRESIDENTS. A Vice President may sign with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary certificates of stock of the Corporation and shall have such other powers and shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the President or prescribed by these Bylaws.

     SECTION 9. SECRETARY. The Secretary shall keep or cause to be kept, in books provided for the purpose, the minutes of the meetings of the stockholders, the Board of Directors and any committee when so required, shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law, shall be custodian of the records and the seal of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws, shall keep or cause to be kept a register of the post office address of each stockholder, may sign with the Chairman of the Board, the President or any Vice President certificates of stock of the Corporation, and in general shall perform such duties and have such powers incident to the office of Secretary and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors or the President or prescribed by these Bylaws.

     SECTION 10. ASSISTANT SECRETARIES. Any Assistant Secretary shall, at the request of the Secretary or in his absence or disability, perform the duties of the Secretary and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Secretary and shall perform such other duties and have such other powers as from time to time may be assigned to him by the President, the Secretary or the Board of Directors or prescribed by these Bylaws.

     SECTION 11. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be responsible to the Board of Directors and the President for all financial control and internal audit of the Corporation and its subsidiaries. He shall perform such other duties as may be assigned to him by the Board of Directors, the President or prescribed by these Bylaws.

     SECTION 12. TREASURER. The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of these Bylaws, shall at all reasonable times exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation controlled by the Corporation to any of the directors of the Corporation upon application during business hours at the office of the Corporation, or such other corporation, where such books and records are kept, shall, if called upon to do so, receive and give receipts for monies due and payable to the Corporation from any source whatsoever, may sign with the Chairman of the Board, the President or any Vice President certificates of stock of the Corporation, and in general shall perform such duties and have such powers incident to the office of Treasurer and such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors or the President or prescribed by these Bylaws.

     SECTION 13. ASSISTANT TREASURERS. Any Assistant Treasurer shall, at the request of the Treasurer or in his absence or disability, perform the duties of the Treasurer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Treasurer and shall perform such duties and have such other powers as from time to time may be assigned to him by the President, the Treasurer or the Board of Directors or prescribed by these Bylaws.

     SECTION 14. OTHER OFFICERS. Such officers as the Board of Directors may choose shall perform such duties and have such powers as may be appropriate to such officer or as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

     SECTION 15. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

     SECTION 16. AUTHORITY OF OFFICERS. The officers of the Corporation shall have such duties and authority as set forth in these Bylaws and as shall be determined from time to time by the Board of Directors.


                   ARTICLE IV -- SHARES AND TRANSFER OF SHARES

     SECTION 1. CERTIFICATES OF STOCK. Certificates for shares of the capital stock of the Corporation shall be in such form not inconsistent with law as shall be approved by the Board of Directors. They shall be numbered in order of their issue and shall be signed by the Chairman of the Board or the President or any Vice President and the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the Corporation, and the seal of the Corporation shall be affixed thereto. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature shall have been placed upon any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers of the Corporation.

     SECTION 2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the Corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

     SECTION 3. FRACTIONAL SHARE INTERESTS. The Corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

     SECTION 4. TRANSFER OF STOCK. Transfer of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his attorney hereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation, or a transfer agent of the Corporation, if any, on surrender of the certificate or certificates for such shares properly endorsed. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

     SECTION 5. LOST, DESTROYED AND MUTILATED CERTIFICATES. The holder of any stock issued by the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor or the failure to receive a certificate of stock issued by the Corporation, and the Board of Directors or the Secretary of the Corporation may, in its or his discretion, cause to be issued to such holder a new certificate or certificates of stock, upon compliance with such rules, regulations and/or procedures as may be prescribed or have been prescribed by the Board of Directors with respect to the issuance of new certificates in lieu of such lost, destroyed or mutilated certificate or certificates of stock issued by the Corporation which are not received, including reasonable indemnification to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     SECTION 6. TRANSFER AGENT AND REGISTRAR; REGULATIONS. The Corporation shall, if and whenever the Board of Directors shall so determine, maintain one or more transfer offices or agencies, each in the charge of a transfer agent designated by the Board of Directors, where the shares of the capital stock of the Corporation shall be directly transferable, and also one or more registry offices, each in the charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered, and no certificate for shares of the capital stock of the Corporation, in respect of which a Registrar and/or Transfer Agent shall have been designated, shall be valid unless countersigned by such Transfer Agent and registered by such Registrar, if any. The Board of Directors shall also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

     SECTION 7. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, to express consent to corporate action in writing without a meeting, to receive payment of any dividend or other distribution or allotment of any rights, to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action, and only such stockholders as shall be stockholders of record of the date so fixed shall be entitled to such notice of and to vote at such meeting and any adjournment thereof, to express consent to any such corporate action to receive payment of such dividend or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the stock transfer books are to be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting in the case of a merger or consolidation, the books shall be closed at least twenty days before such meeting.

     SECTION 8. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.


                         ARTICLE V -- GENERAL PROVISIONS

     SECTION 1. FISCAL YEAR. The fiscal year of the Corporation shall end on such date of each year as shall be determined by the Board of Directors of the Corporation.

     SECTION 2. WAIVERS OF NOTICE. Whenever any notice of any nature is required by law, the provisions of the Certificate of Incorporation or these Bylaws to be given, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, and whether before or after such notice is required to be given, shall be deemed equivalent thereto.

     SECTION 3. QUALIFYING IN FOREIGN JURISDICTION. The Board of Directors shall have the power at any time and from time to time to take or cause to be taken any and all measures which they may deem necessary for qualification to do business as a foreign corporation in any one or more foreign jurisdictions and for withdraw therefrom.

     SECTION 4. REGISTERED OFFICE. The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.

     SECTION 5. OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine.

     SECTION 6. PROXIES. Except as otherwise provided in these Bylaws or in the Certificate of Incorporation of the Corporation, and unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board may appoint from time to time an attorney or attorneys, or agent or agents, of the Corporation, on behalf and in the name of the Corporation, to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf and in the name of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

     SECTION 7. SEAL. The Board of Directors shall provide a suitable seal containing the name of the Corporation, which seal shall be in the charge of the Secretary and which may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. If and when so directed by the Board of Directors, a duplicate of the seal may be kept and be used by an officer of the Corporation designated by the Board. Unless otherwise required by law, no seal shall be necessary to evidence any agreement or other act of the Corporation.

     SECTION 8. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

     SECTION 9. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons at the Board of Directors may from time to time designate.

                            ARTICLE VI -- AMENDMENTS

         These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by either the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting of stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.


CERTIFICATION

         The undersigned, being the Secretary of Langer, Inc., a Delaware corporation (the "Corporation"), hereby certify that the foregoing is a true and complete copy of the Bylaws of the Corporation as adopted on ______________, 2002, and ratified by the sole stockholder of the Corporation on ______________, 2002, and that said bylaws are in full force and effect on the date hereof, without amendment or modification.

Date:
     -----------------------                 --------------------------------
                                                Steven Goldstein, Secretary

                                  LANGER, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 19, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Andrew H. Meyers and Steven Goldstein as proxies, each with full power of substitution, and hereby authorizes them to appear and vote, as designated below, all shares of Common Stock of Langer, Inc., held of record by the undersigned on May 15, 2002, at the Annual Meeting of Stockholders to be held on June 19, 2002, and any adjournments or postponements thereof, and in their discretion upon any and all other matters which may properly be brought before the meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

     The undersigned hereby directs this Proxy to be voted:

1.   Election of directors:

     FOR the election as directors of all nominees listed below (except as
     marked to the contrary below)                                  [ ]

     or

     WITHHOLD AUTHORITY to vote for all nominees listed below       [ ]

     Burtt R. Ehrlich
     Andrew H. Meyers
     Jonathan R. Foster
     Arthur Goldstein
     Greg Nelson

     (Instruction: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual's name.)

2. Approval of the merger of the Company with and into its wholly owned subsidiary, known as Langer, Inc., a Delaware corporation, to effect the reincorporation of the Company in Delaware. For:/ / Against:/ / Abstain:/ /

3.   Approval of independent auditors.          For:/ / Against:/ / Abstain:/ /

4. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

Date:          , 2002                        ----------------------------------
     ----------                              Signature of Stockholder

                                             ----------------------------------
                                             Signature if held jointly

NOTE: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. IF SIGNING ON BEHALF OF A CORPORATION, PARTNERSHIP OR OTHER LEGAL ENTITY, PLEASE SIGN IN CORPORATE, PARTNERSHIP OR ENTITY NAME AND GIVE FULL TITLE.